U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – January 2, 2004

(Date of earliest event reported)

FIDELITY D&D BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

Blakely and Drinker Streets, Dunmore, PA	15812
(Address of principal executive offices)	(Zip Code)
(570)342-8281 (Registrant’s telephone number including area code) Not Applicable (Former name or former address, if changed since last report)
Item 5.		Other Events

On January 9, 2004, Fidelity D&D Bancorp, Inc. (the "Company") announced that its Board of Directors had accepted the resignation of Joseph J. Earyes, effective as of January 2, 2004. The Company's press release announcing this event is attached hereto as Exhibit 99.1.

Item 7.		Financial Statement, Pro Forma Financial Information And Exhibits.

	(c)	Exhibits.

Exhibit Number
99.1 Press Release, dated January 9, 2004, issued by Fidelity D&D Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D&D BANCORP, INC
(Registrant)

Dated: January 9, 2004	/s/ Salvatore R. DeFrancesco, Jr.

Salvatore R. DeFrancesco, Jr
Treasurer and Chief Financial Officer

EXHIBIT INDEX

		PAGE NO. IN
		MANUALLY
		SIGNED
EXHIBIT NO.		ORIGINAL
99.1	Press Release dated January 9, 2004.	5